MFS(R) INTERNATIONAL NEW DISCOVERY FUND

           Supplement dated February 1, 2002 as revised June 7, 2002
                           to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated February 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The table is supplemented as follows:


Average Annual Total Returns as of December 31, 2001.

                                                                     1 Year                 Life*
        Class I shares                                               (7.60)%                78.30%
        MSCI EAFE Index+**                                          (21.21)%               (1.01)%
        Lipper International Fund Average++                         (21.71)%               (1.01)%

-------------------------

+    Source: Standard & Poor's Micropal, Inc..

++ The Lipper International Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in the Lipper International Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

* Fund performance figures are for the period from the commencement of the fund's investment operations on October 9, 1997, through December 31, 2001. Index and Lipper average returns are from October 1, 1997.

** The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged, market-capitalization-weighted total return index which measures the performance of 21 developed-country global stock markets.

The fund commenced investment operations on October 9, 1997, with the offering of class A shares and class I shares.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:


Annual Fund Operating Expenses (expenses that are deducted from fund assets)(1)

        Management Fees....................................  0.975%
        Distribution and Service (12b-1) Fees..............  None
        Other Expenses.....................................  1.53%
                                                             -----
        Total Annual Fund Operating Expenses...............  2.51%
            Fee Waiver/Expense Reimbursement(2)............ (1.21)%
                                                            -------
            Net Expenses(3)................................  1.30%
-----------------------

(1) All expenses, other than "Management Fees," are rounded to two decimal places.

(2) MFS has contractually agreed to bear the fund's expenses, subject to reimbursement, such that "Other Expenses" (after taking into account the expense offset arrangement described below) do not exceed 0.30% annually. This contractual fee arrangement will continue until at least February 1, 2003, unless changed by the consent of the board of trustees which oversees the fund.

(3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 1.28%.


Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

         The example assumes that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).


      The table is supplemented as follows:

       Share Class          Year 1       Year 3      Year 5     Year 10
       -----------          ------       ------      ------     -------
       Class I Shares        $132           $666      $1,227      $2,755

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds:

o    any retirement plan, endowment or foundation which:

          has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

          MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least
     $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

In no event will a fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.       FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

                                                                                                                   Period Ended
                                                                          Year Ended September 30,                September 30,
                                                                   2001           2000             1999               1998*
                                                                   ----           ----             ----               -----
  Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $ 15.25       $ 13.16          $  9.42             $ 10.00
                                                                   -------       -------          -------             -------
  Income from investment operations# -
    Net investment income (loss)ss.                               $   0.07       $ (0.10)         $ (0.03)           $   0.07
    Net realized and unrealized gain (loss) on investments
      And foreign currency                                           (3.43)         6.62             3.81               (0.65)
                                                                  ---------     --------        ---------           ----------
        Total from investment operations                           $ (3.36)     $   6.52         $   3.78            $  (0.58)
                                                                   --------     --------         --------            ---------
  Less distributions declared to shareholders -
    From net investment income                                      $  --       $  --            $  (0.04)            $     --
    From net realized gain on investments and foreign
      currency transactions                                          (0.08)        (4.43)             --  **                --
                                                                  ---------     ---------         ----------           ------------
    In excess of net realized gain on investments and
      foreign currency transactions                                  (0.08)          --               --                  --
        Total distributions declared to shareholders               $ (0.16)     $  (4.43)        $  (0.04)            $   --
                                                                   --------     ---------        ---------            ------
  Net asset value - end of period                                  $ 11.73       $ 15.25          $ 13.16            $   9.42
                                                                   -------       -------          -------            --------
  Total return                                                      (22.21)%       53.50%           40.22%              (5.80)%++
  Ratios (to average net assets)/Supplemental datass.:
    Expenses##                                                        1.30%         1.77%            1.78%               1.75%+
    Net investment income (loss)                                      0.53%        (0.59)%          (0.23)%              0.65%+
  Portfolio turnover                                                136%            152%             162%                  165%
  Net assets at end of period (000 Omitted)                         $2,391       $2,709              $985                 $692

ss. Prior to October 1, 2000, subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund paid the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. Effective October 1, 2000, the fund began paying the investment adviser a fee not greater than 0.30% of average daily net assets. In addition the investment adviser will no longer waive its fees. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

       Net investment loss                                            $(0.09)     $ (0.36)        $  (0.29)             $(0.07)
       Ratios (to average net assets):
         Expenses##                                                     2.51%        3.42%            4.04%               3.07%+
         Net investment loss                                           (0.68)%      (2.27)%          (2.49)%             (0.71)%+

* For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
**   Per share amount was less than $0.01.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

    The date of this Supplement is February 1, 2002 as revised June 7, 2002.